SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2013

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

(Exact name of Company as specified in its charter)

Nevada	000-54524	30-0678378
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 21101 Orchard Park, Kelowna, British Columbia, Canada, V1Y 9N8 (Address of principal executive offices) Phone: (205) 864-5377 (Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

APPIPHANY TECHNOLOGIES HOLDINGS CORP.

Form 8-K

Current Report

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignations

Effective December 18, 2013, Richard Smith (“Mr. Smith”) resigned as the Secretary and Treasurer of Appiphany Technologies Holdings Corp., a Nevada corporation (the “Company”).

Appointments

On December 19, 2013, Jesse Keller (“Mr. Keller”), the Company’s current President, Chief Executive Officer, Chief Financial Officer and Director, was appointed to serve as the Company’s Secretary and Treasurer and on December 19, 2013, Mr. Keller accepted such appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPIPHANY TECHNOLOGIES HOLDINGS CORP.
Date: December 23, 2013	By:	/s/ Jesse Keller
Jesse Keller
Chief Executive Officer & President